EMPLOYEE BENEFITS (Details Narrative) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Retirement Benefits [Abstract]
Defined benefit plan description	The Company provides a defined benefit plan of severance pay to eligible employees. The severance pay plan provides for a lump sum payment to employees on separation (retirement, resignation, death while in employment or on termination of employment) of an amount based upon the employees last drawn salary and length of service, subject to the completion of a minimum service period (1-2 years) and taking into account the provisions of local applicable law or as per employee contract.
Accumulated benefit obligation	$ 0.5	$ 0.3
Total contributions	$ 0.9	$ 0.8